                                                                    EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                    DECLARATION CONCERNING DEBTOR'S SCHEDULES

          DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION

         I, Joseph Sinicropi, the Chief Operating Officer and Chief Financial Officer of the corporation named as debtor in this case declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 22 sheets, and that they are true and correct to the best of my knowledge, information and belief.

Date: October 20, 2003             Signature:  /s/ Joseph Sinicropi
                                              ----------------------------------
                                               Joseph Sinicropi, Chief Operating
                                               Officer & Chief Financial Officer

Penalty for making a false statement or concealing property: Fine up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. Sections 152 and 3571.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                                FORM 6. SCHEDULES

Summary of Schedules

Schedule A - Real Property
Schedule B - Personal Property
Schedule C - Property Claimed as Exempt
Schedule D - Creditors Holding Secured Claims
Schedule E - Creditors Holding Unsecured Priority Claims
Schedule F - Creditors Holding Unsecured Nonpriority Claims
Schedule G - Executory Contracts and Unexpired Leases
Schedule H - Codebtors
Schedule I - Current Income of Individual Debtor(s)
Schedule J - Current Expenditures of Individual Debtor(s)

Unsworn Declaration under Penalty of Perjury

GENERAL INSTRUCTIONS: The first page of the debtor's schedules and the first page of any amendments thereto must contain a caption as in Form 16B. Subsequent pages should be identified with the debtor's name and case number. If the schedules are filed with the petition, the case number should be left blank.

Schedules D, E, and F have been designed for the listing of each claim only once. Even when a claim is secured only in part or entitled to priority only in part, it still should be listed only once. A claim which is secured in whole or in part should be listed on Schedule D only, and a claim which is entitled to priority in whole or in part should be listed on Schedule E only. Do not list the same claim twice. If a creditor has more than one claim, such as claims arising from separate transactions, each claim should be scheduled separately.

Review the specific instructions for each schedule before completing the schedule.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether the schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, C, D, E, F, G, H, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the amount of the debtor's assets. Add the amounts of Schedules D, E, and F to determine the total amount of the debtor's liabilities.

                                                                                                  Amounts Scheduled
                                                                                   -------------------------------------------
                                                      Attached
                          Name of Schedule            (YES/NO)     No. of Sheets      Assets            Liabilities    Other
------------------------------------------------------------------------------------------------------------------------------
A - Real Property                                        YES             1         $           0
B - Personal Property                                    YES             5         $           0
C - Property Claimed as Exempt                           NO              0
D - Creditors Holding Secured Claims                     YES             2                             $  42,074,859
E - Creditors Holding Unsecured Priority Claims          YES             3                             $           0
F - Creditors Holding Unsecured Nonpriority Claims       YES             6                             $  74,213,411
G - Executory Contracts and Unexpired Leases             YES             1
H - Codebtors                                            YES             4
I - Current Income of Individual Debtor(s)               NO              0                                              N/A
J - Current Expenses of Individual Debtor(s)             NO              0                                              N/A
                                                                 -------------------------------------------------------------
            Total Number of Sheets of ALL Schedules                     22
                                                                                   -------------------------------------------
                                                                 Total Assets      $           0
                                                                                                       -----------------------
                                                                                   Total Liabilities   $ 116,288,270

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                      GENERAL NOTES REGARDING THE SCHEDULES

Twinlab Corporation (the "Debtor") submits its Schedules of Assets and Liabilities (the "Schedules") pursuant to 11 U.S.C. Section 521 and Federal Rule of Bankruptcy Procedures 1007.

FINANCIAL INFORMATION

The information provided herein, except as otherwise noted, represents the asset and liability data of the Debtor as of September 4, 2003. Unless otherwise indicated, book values of the Debtor's interest in property are reflected on the Schedules.

UNAUDITED FINANCIAL INFORMATION

The Schedules have been prepared by the Debtor's management and are unaudited. While management of the Debtor has sought to ensure that the Schedules are accurate and complete based upon information that was available at the time of preparation, the subsequent receipt of information or an audit may result in material changes in financial data contained in the Schedules.

LIABILITIES PAID IN ACCORDANCE WITH FIRST DAY ORDERS

In accordance with the Debtor's First Day Orders, to the extent any liabilities were owed, approved to be paid, and have been paid, these amounts have not been included in these Schedules.

LIABILITIES

The Debtor has sought to allocate liabilities between the pre-petition and post-petition periods based on the information and research that was conducted in connection with the preparation of the Schedules. As additional information becomes available and further research is conducted, the allocation of liabilities between pre-petition and post-petition periods may change.

CLAIM DESCRIPTION

Any failure to designate a claim on the Debtor's schedule as "contingent", "unliquidated", or "disputed" does not constitute an admission by the Debtor that such claim is not "contingent", "unliquidated", or "disputed." The Debtor reserves the right to dispute, or to assert offsets or defenses to any claim reflected on its Schedules as to amount, liability, or classification, or to otherwise subsequently designate any claim as "contingent", "unliquidated", or "disputed." Moreover, the Debtor reserves the right to amend its Schedules as necessary and appropriate.

ACCURACY

While the Debtor has sought to file complete and accurate Schedules, inadvertent errors and omissions may exist. Accordingly, the Debtor reserves the right to amend its Schedules as necessary or appropriate.

JOINT ADMINISTRATION/CONSOLIDATION

On September 4, 2003, Twinlab Corporation and two (2) of its subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. Pursuant to an order of the Court, these chapter 11 cases are being jointly administered for procedural purposes.

SPECIFIC NOTES

These general notes are in addition to the specific notes set forth in the related Schedules hereinafter.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                          SCHEDULE A -- REAL PROPERTY

Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor holds no interest in real property, write None under "Description and Location of Property."

Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G -- Executory Contracts and Unexpired Leases.

If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C -- Property Claimed as Exempt.

                        NATURE OF                        CURRENT MARKET VALUE OF
                         DEBTORS    Husband, Wife,    DEBTOR'S INTEREST IN PROPERTY
  DESCRIPTION AND      INTEREST IN     Joint or           WITHOUT DEDUCTING ANY         AMOUNT OF
LOCATION OF PROPERTY    PROPERTY      Community         SECURED CLAIM OR MORTGAGE     SECURED CLAIM
-------------------------------------------------------------------------------------------------------
       None
                                                      -------------------------------------------------
                                        TOTAL                     $ -                      $ -

                                   Schedule A

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                         SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C -- Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G -- Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                                                                                             CURRENT MARKET VALUE OF
                                                                                                               DEBTOR'S INTEREST IN
                                                                           DESCRIPTION AND   HUSBAND, WIFE,     PROPERTY, WITHOUT
                                                                             LOCATION OF       JOINT, OR      DEDUCTING ANY SECURED
                          TYPE OF PROPERTY                         NONE       PROPERTY         COMMUNITY        CLAIM OR EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------
1.   Cash on hand.                                                   X

2.   Checking, saving or other financial accounts, certificates      X
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or credit
     unions, brokerage houses, or cooperatives.

3.   Security deposits with public utilities, telephone              X
     companies, landlords, and others.

4.   Household goods and furnishings, including audio,               X
     video, and computer equipment.

5.   Books, pictures and other art objects, antiques, stamp,         X
     coin, record, tape, compact disc, and other collections
     or collectibles.

6.   Wearing apparel.                                                X

7.   Furs and jewelry.                                               X

8.   Firearms and sports, photographic, and other hobby              X
     equipment.

9.   Interests in insurance policies. Name insurance company               See Exhibit B-9
     of each policy and itemize surrender or refund value                                                          $               0
     of each.

10.  Annuities. Itemize and name each issuer.                        X

11.  Interests in IRA, ERISA, Keogh, or other pension or             X
     profit sharing plans. Itemize.

12.  Stock and interests in incorporated and unincorporated                See Exhibit B-12
     businesses. Itemize.                                                                                          $               0

                                   Schedule B

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                                             CURRENT MARKET VALUE OF
                                                                                                               DEBTOR'S INTEREST IN
                                                                           DESCRIPTION AND   HUSBAND, WIFE,     PROPERTY, WITHOUT
                                                                             LOCATION OF       JOINT, OR      DEDUCTING ANY SECURED
                          TYPE OF PROPERTY                         NONE       PROPERTY         COMMUNITY        CLAIM OR EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------
13.  Interests in partnerships or joint ventures. Itemize.           X

14.  Government and corporate bonds and other negotiable             X
     and non-negotiable instruments.

15.  Accounts Receivable.                                            X

16.  Alimony, maintenance, support, and property settlements to      X
     which the debtor is or may be entitled. Give particulars.

17.  Other liquidated debts owing debtor including tax               X
     refunds. Give particulars.

18.  Equitable or future interests, life estates, and rights or      X
     powers exercisable for the benefit of the debtor other
     than those listed in Schedule of Real Property.

19.  Contingent and noncontingent interests in estate of a           X
     decedent, death benefits plan, life insurance policy,
     or trust.

20.  Other contingent and unliquidated claims of every nature,       X
     including tax refunds, counterclaims of the debtor, and
     rights to setoff claims. Give estimated value of each.

21.  Patents, copyrights, and other intellectual property. Give      X
     particulars.

22.  Licenses, franchises, and other general intangibles. Give       X
     particulars.

23.  Automobiles, trucks, trailers, and other vehicles and           X
     accessories.

24.  Boats, motors, and accessories.                                 X

25.  Aircraft and accessories.                                       X

26.  Office equipment, furnishings, and supplies.                    X

27.  Machinery, fixtures, equipment and supplies used in             X
     business.

28.  Inventory.                                                      X

29.  Animals.                                                        X

30.  Crops - growing or harvested. Give particulars.                 X

31.  Farming equipment and implements.                               X

32.  Farms supplies, chemicals, and feed.                            X

                                   Schedule B

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                                             CURRENT MARKET VALUE OF
                                                                                                               DEBTOR'S INTEREST IN
                                                                           DESCRIPTION AND   HUSBAND, WIFE,     PROPERTY, WITHOUT
                                                                             LOCATION OF       JOINT, OR      DEDUCTING ANY SECURED
                          TYPE OF PROPERTY                         NONE       PROPERTY         COMMUNITY        CLAIM OR EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------
33.  Other personal property of any kind not already listed.         X
     Itemize.
                                                                                                             -----------------------
     TOTAL                                                                                                         $               0

                                   Schedule B

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                   EXHIBIT B-9

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

INTERESTS IN INSURANCE POLICIES. NAME INSURANCE COMPANY OF EACH POLICY AND ITEMIZE SURRENDER OR REFUND VALUE OF EACH.

                                                                                                        SURRENDER VALUE, IF
        INSURANCE COMPANY                         POLICY TYPE                  POLICY NUMBER                  ANY (1)
---------------------------------------------------------------------------------------------------------------------------
American International Specialty
Lines Insurance Company                        Product Liability                  7411706                     $           0

Old Republic PMA                             Workers' Compensation             8766669-200100                 $           0

Illinois Union Insurance
Company                                    General/Product Liability           XSL G1 8381564                 $           0

PMA                                              Auto Liability                876669-150100                  $           0

Lexington Insurance Company                         Property                      7472139                     $           0

Royal Indemnity Company                         Excess Property                  R2HD327648                   $           0

Continental Casualty Company                   Boiler & Machinery               BM1098436524                  $           0

National Union Fire Insurance
Company (AIG)                                        Crime                       580-08-92                    $           0

National Union Insurance
Company (AIG)                                      Fiduciary                    00-656-87-48                  $           0

National Union Fire Insurance
Company (AIG)                            Directors & Officers Liability          860-39-95                    $           0

Gulf Insurance Company               Excess Directors & Officers Liability       GA 2845916                   $           0

International Liability                              Chubb                       732491888                    $           0
                                                                                                              -------------
                                                                                   TOTAL                      $           0

(1) The Company maintains insurance policies that cover both Twinlab Corporation and Twin Laboratories Inc. All pro-rata/unearned premiums as of September 4, 2003 relating to these policies are listed on Form 6. Schedules, Exhibit B-9, for Twin Laboratories Inc., case number 03-15566
     (CB).

                                   Exhibit B9

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-12

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

STOCK AND INTERESTS IN INCORPORATED AND UNINCORPORATED BUSINESSES. ITEMIZE.

                                                                                                            CURRENT MARKET
                                                                                                          VALUE OF DEBTOR'S
                                                                                                        INTEREST IN PROPERTY,
                                                                                                          WITHOUT DEDUCTING
                                                                                       PERCENTAGE        ANY SECURED CLAIM OR
     TYPE OF PROPERTY             DESCRIPTION                   LOCATION                OWNERSHIP           EXEMPTION (1)
-----------------------------------------------------------------------------------------------------------------------------
Investment in Subsidiary    Twin Laboratories Inc.    150 Motor Parkway, Suite 210        100%                  Unknown
                                                      Hauppauge, NY 11788
                                                                                                        ---------------------
                                                                                          TOTAL                 $           0

                                   Exhibit B12

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

         State the name, mailing address, including zip code, and account number, if any, of all entities holding claims secured by property of the debtor as of the date of filing of the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests. List creditors in alphabetical order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

         If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H--Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

         If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

         Report the total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

         [ ] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

 CREDITOR'S NAME           DATE CLAIM WAS INCURRED,   DESCRIPTION OF                                       AMOUNT OF
   AND MAILING               NATURE OF LIEN, AND       PROPERTY AND                                      CLAIM WITHOUT
ADDRESS INCLUDING           DESCRIPTION AND MARKET    MARKET VALUE OF                                      DEDUCTING    UNSECURED
  ZIP CODE AND                VALUE OF PROPERTY     PROPERTY SUBJECT TO                                     VALUE OF   PORTION, IF
 ACCOUNT NUMBER   CODEBTOR     SUBJECT TO LIEN             LIEN         CONTINGENT UNLIQUIDATED DISPUTED   COLLATERAL      ANY
-----------------------------------------------------------------------------------------------------------------------------------
See Attachment D                                                            X                            $ 42,074,859
                                                                                                         ------------
                                                                                      TOTAL              $ 42,074,859

                                   Schedule D

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                ATTACHMENT D -- CREDITORS HOLDING SECURED CLAIMS

          CREDITOR'S NAME                           ADDRESS                CITY       STATE   ZIP CODE   CODEBTOR
-------------------------------------------------------------------------------------------------------------------
Blechmans (1)                          150 Motor Parkway,                Hauppauge     NY       11788        X
                                       Suite 210,
                                       (631) 467-3140, ext. 8173

The CIT Group/Business Credit, Inc.,   1211 Avenue of the Americas       New York      NY       10036        X
as Agent and Lender (3)                (212) 790-9170

Congress Financial (2)                 150 S. Wacker Drive, Suite 2200   Chicago       IL       60606        X
                                       (312) 739-2214

GMAC Commercial Finance (2)            3000 Town Center, Suite 280       Southfield    MI       48075        X
                                       (248) 358-8310

                                       DATE CLAIM WAS INCURRED,
                                         NATURE OF LIEN, AND
                                        DESCRIPTION AND MARKET             DESCRIPTION OF PROPERTY
                                          VALUE OF PROPERTY                  AND MARKET VALUE OF
          CREDITOR'S NAME                SUBJECT TO LIEN                 PROPERTY SUBJECT TO LIEN
-------------------------------------------------------------------------------------------------------------
Blechmans (1)                                3/29/2001            Junior lien on substantially all assets
                                                                                   of the Debtor

The CIT Group/Business Credit, Inc.,         3/29/2001             Substantially all assets of the Debtor
as Agent and Lender (3)

Congress Financial (2)                       3/29/2001             Substantially all assets of the Debtor

GMAC Commercial Finance (2)                  3/29/2001             Substantially all assets of the Debtor

                                                                                   AMOUNT OF CLAIM
                                                                                  WITHOUT DEDUCTING       UNSECURED
          CREDITOR'S NAME               CONTINGENT   UNLIQUIDATED   DISPUTED     VALUE OF COLLATERAL   PORTION, IF ANY
-----------------------------------------------------------------------------------------------------------------------
Blechmans (1)                                X                                       $ 15,000,000

The CIT Group/Business Credit, Inc.,         X                                       $ 13,546,563
as Agent and Lender (3)

Congress Financial (2)                       X                                       $  6,764,148

GMAC Commercial Finance (2)                  X                                       $  6,764,148
                                                                                     ------------
                                                     TOTAL                           $ 42,074,859

(1) The Blechmans include: Ross Blechman, Linda Blechman, Dean Blechman, Sharon Blechman, Brian Blechman, Robin Blechman, Steve Blechman, Elyse Blechman, Neil Blechman, and Helena Blechman.

(2) Congress Financial and GMAC Commercial Finance are both participants in the financing agreement, dated March 29, 2001, administered by The CIT Group/Business Credit Inc.

(3)  Includes accrued interest of $18,267 as of September 4, 2003.

                                  Attachment D

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

         A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

         If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

         If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

         Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the completed schedule. Repeat this total also on the Summary of Schedules.

         [ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

         [ ] EXTENSIONS OF CREDIT IN AN INVOLUNTARY CASE
             Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. Section 507(a)(2).

         [ ] WAGES, SALARIES AND COMMISSIONS
             Wages, salaries and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650* per person earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(3).

         [ ] CONTRIBUTIONS TO EMPLOYEE BENEFIT PLANS
             Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(4).

         [ ] CERTAIN FARMERS AND FISHERMAN
             Claims of certain farmers and fishermen, up to $4,650* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. Section 507(a)(5).

         [ ] DEPOSITS BY INDIVIDUALS
             Claims of individuals up to a maximum of $2,100 for deposits for the purchase, lease or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. Section 507(a)(6).

         [ ] ALIMONY, MAINTENANCE OR SUPPORT
             Claims of spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C. Section 507(a)(7).

         [X] TAXES AND CERTAIN OTHER DEBTS OWED TO GOVERNMENTAL UNITS
             Taxes, customs duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.C. Section 507(a)(8).

         [ ] COMMITMENTS TO MAINTAIN THE CAPITAL OF AN INSURED DEPOSITORY
             INSTITUTION
             Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. Section 507(a)(9).

*Amounts are subject to adjustment on April 1, 2004, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

                                   Schedule E

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                                         1 Continuation sheet(s) attached

                                   Schedule E

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

     Note: The inclusion of any claim on this schedule shall not constitute an admission by any Debtor that such claim is a priority claim and the Debtors reserve all of their rights with respect thereto.

                                        DATE CLAIM WAS INCURRED                                            TOTAL
 CREDITOR'S NAME AND MAILING ADDRESS     AND CONSIDERATION FOR                                           AMOUNT OF   AMOUNT ENTITLED
INCLUDING ZIP CODE AND ACCOUNT NUMBER            CLAIM            CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM       TO PRIORITY
------------------------------------------------------------------------------------------------------------------------------------
        See Attachment E                                                                                 $       0
                                                                                                         ---------
                                                                  TOTAL                                  $       0

                                            0 Continuation sheet(s) attached

                                   Schedule E

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

           ATTACHMENT E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

                                                                                            DATE CLAIM
                                                                                               WAS      CONSIDERATION FOR
   CREDITOR'S NAME                        ADDRESS        CITY            STATE   ZIP CODE    INCURRED         CLAIM
-------------------------------------------------------------------------------------------------------------------------
State of New York,                  W.A Harriman Campus  Albany            NY     12227                       Taxes
Department of Taxation and Finance

Utah State Tax Commission           210 North 1950 W     Salt Lake City    UT     84134                       Taxes

Delaware Secretary of State,        P.O. Box 74072       Baltimore         MD   21274-4072                    Taxes
Division of Corporations


                                                                           TOTAL      AMOUNT
                                                                         AMOUNT OF   ENTITLED
   CREDITOR'S NAME                   CONTINGENT  UNLIQUIDATED  DISPUTED    CLAIM    TO PRIORITY
-----------------------------------------------------------------------------------------------
State of New York,                                    X                   Unknown
Department of Taxation and Finance

Utah State Tax Commission                             X                   Unknown

Delaware Secretary of State,                          X                   Unknown
Division of Corporations
                                                                         ----------------------
                                     TOTAL                               $       -  $         -

                                  Attachment E

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

           SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and account number, if any, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled Codebtor, include the entity on the appropriate schedule of creditors, and complete Schedule H--Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J", or "C" in the column labeled "Husband, Wife, Joint, or Community."

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

    [ ] Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

                                              DATE CLAIM WAS INCURRED AND
CREDITOR'S NAME AND MAILING              CONSIDERATION FOR CLAIM, IF CLAIM IS                                            AMOUNT OF
ADDRESS INCLUDING ZIP CODE    CODEBTOR        SUBJECT TO SETOFF, SO STATE       CONTINGENT   UNLIQUIDATED   DISPUTED        CLAIM
------------------------------------------------------------------------------------------------------------------------------------
  See Attachment F                                                                                                     $  74,213,411
                                                                                                                       -------------
                                                                                TOTAL                                  $  74,213,411

                                   Schedule F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

          ATTACHMENT F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

           CREDITOR'S NAME                               ADDRESS                    CITY         STATE   ZIP CODE   CODEBTOR
----------------------------------------------------------------------------------------------------------------------------
US Bank Corporate Trust Services,            P.O. Box 778                      Boston              MA   02102-0778     X
as Indenture Trustee

US Bank Corporate Trust Services,            P.O. Box 778                      Boston              MA   02102-0778     X
as Indenture Trustee

Twin Laboratories Inc.                       150 Motor                         Hauppauge           NY      11788
                                             Parkway,
                                             Suite 210

Sengleton Law Firm                           4050 Linwood Avenue               Shreveport          LA      71108
c/o W. James Singelton
c/o Reshonda L. Bradford
Re: Allgrunn v. Twinlab Corporation

Robert E. Murdock                            520 South Fourth Street           Las Vegas           NV      89101
Eckley M. Keach
Re: Ashment, et al. v. Twinlab Corporation

The Mogin Law Firm, PC.                      110 Juniper Street                San Diego           CA      92101
c/o Daniel J. Mogin
Re: Barr v. Twinlab Corporation

Wallace, Chapa & Associates                  2220 Grant Building               Pittsburgh          PA      15219       X
c/o Henry H. Wallace, Esq.
Re: Bonner, et al. Twinlab Corporation;
Twin Laboratories Inc.

Stepp & Sullivan, P.C.                       1010 Lamar, Suite 810             Houston             TX      77002       X
c/o Jad J. Stepp
c/o Kenneth R. Baird
Re: Brewer Knight v. Twin Laboratories
Inc.; Twinlab Corporation

Provizer & Phillips, P.C.                    6785 Telegraph Road, Suite 400    Bloomfield Hills    MI      48301
c/o Mark S. Baumkel, Esq.
Re: Felts v. Twinlab Corporation

Early, Ludwick, Sweeney & Strauss            360 Lexington Avenue, 20th Floor  New York            NY      10017       X
c/o Ethan Early, Esq.
Re: Hoak v. Twinlab Corporation; Twin
Laboratories Inc.

                                                DATE CLAIM WAS INCURRED
                                                 AND CONSIDERATION FOR
                                              CLAIM, IF CLAIM IS SUBJECT                                        AMOUNT OF
           CREDITOR'S NAME                       TO SETOFF, SO STATE      CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
--------------------------------------------------------------------------------------------------------------------------
US Bank Corporate Trust Services,                      Various                 X                              $ 39,915,000
as Indenture Trustee

US Bank Corporate Trust Services,                      Various                 X                              $  1,238,751
as Indenture Trustee

Twin Laboratories Inc.                                 Various                                                $ 33,059,660

Sengleton Law Firm                                     7/2001                  X            X           X        Unknown
c/o W. James Singelton
c/o Reshonda L. Bradford
Re: Allgrunn v. Twinlab Corporation

Robert E. Murdock                                     6/1/2002                 X            X           X        Unknown
Eckley M. Keach
Re: Ashment, et al. v. Twinlab Corporation

The Mogin Law Firm, PC.                                Unknown                 X            X           X        Unknown
c/o Daniel J. Mogin
Re: Barr v. Twinlab Corporation

Wallace, Chapa & Associates                           3/26/2001                X            X           X        Unknown
c/o Henry H. Wallace, Esq.
Re: Bonner, et al. Twinlab Corporation;
Twin Laboratories Inc.

Stepp & Sullivan, P.C.                                1/31/2003                X            X           X        Unknown
c/o Jad J. Stepp
c/o Kenneth R. Baird
Re: Brewer Knight v. Twin Laboratories
Inc.; Twinlab Corporation

Provizer & Phillips, P.C.                               1999                   X            X           X        Unknown
c/o Mark S. Baumkel, Esq.
Re: Felts v. Twinlab Corporation

Early, Ludwick, Sweeney & Strauss                    11/16/1999                X            X           X        Unknown
c/o Ethan Early, Esq.
Re: Hoak v. Twinlab Corporation; Twin
Laboratories Inc.

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

          ATTACHMENT F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

           CREDITOR'S NAME                               ADDRESS                    CITY         STATE   ZIP CODE   CODEBTOR
----------------------------------------------------------------------------------------------------------------------------
The Sharp Firm                               3701 North Lamar, Suite 302       Austin              TX      78705       X
c/o Lance D. Sharp, Esq.
c/o Laura Bellegie Sharp, Esq.
c/o Jaml K. Alsaffar, Esq.
Re: Houghton et al. v. Twinlab Corporation;
Twin Laboratories Inc.

Morgan, Lewis & Bockius, LLP                 101 Park Avenue                   New York            NY      10178       X
c/o John M. Calmafde, Esq.
c/o Philip C. Canelli, Esq.
Re: Joyner-Wiggins v. Twinlab Corporation;
Twin Laboratories Inc.

Provizer & Phillips, PC                      6785 Telegraph Road, Suite 400    Bloomfield Hills    MI      48301
c/o Mark S. Baumkel
Re: Lackowski v. Twinlab Corporation

Mantese, Miller and Mantese, PLLC            1301 West Long Lake Road,         Troy                MI      48098
c/o E. Powell Miller                         Suite 135
Re: Lackowski v. Twinlab Corporation

Brescoll & Associates, P.C.                  222 Merrill                       Birmingham          MI      48009       X
Re: Loewen v. Twin Laboratories Inc.;
Twinlab Corporation

Law Offices of Jack Meyerson                 1700 Market Street, Suite 2632    Philadelphia        PA      19103       X
c/o Jack Meyerson
c/o Debora A. O'Neill
Re: Loewen v. Twin Laboratories Inc.;
Twinlab Corporation

The Beasley Firm                             1125 Walnut Street                Philadelphia        PA      19107       X
c/o James McHugh, Esq.
c/o Scott Levensten, Esq.
Re: McMillan, et ux. v. Twinlab
Corporation; Twin Laboratories Inc.

                                                DATE CLAIM WAS INCURRED
                                                 AND CONSIDERATION FOR
                                              CLAIM, IF CLAIM IS SUBJECT                                        AMOUNT OF
           CREDITOR'S NAME                       TO SETOFF, SO STATE      CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
--------------------------------------------------------------------------------------------------------------------------
The Sharp Firm                                        5/25/2002                X            X           X        Unknown
c/o Lance D. Sharp, Esq.
c/o Laura Bellegie Sharp, Esq.
c/o Jaml K. Alsaffar, Esq.
Re: Houghton et al. v. Twinlab Corporation;
Twin Laboratories Inc.

Morgan, Lewis & Bockius, LLP                          3/16/2002                X            X           X        Unknown
c/o John M. Calmafde, Esq.
c/o Philip C. Canelli, Esq.
Re: Joyner-Wiggins v. Twinlab Corporation;
Twin Laboratories Inc.

Provizer & Phillips, PC                              11/16/2000                X            X           X        Unknown
c/o Mark S. Baumkel
Re: Lackowski v. Twinlab Corporation

Mantese, Miller and Mantese, PLLC                    11/16/2000                X            X           X        Unknown
c/o E. Powell Miller
Re: Lackowski v. Twinlab Corporation

Brescoll & Associates, P.C.                           9/18/2000                X            X           X        Unknown
Re: Loewen v. Twin Laboratories Inc.;
Twinlab Corporation

Law Offices of Jack Meyerson                          9/18/2000                X            X           X        Unknown
c/o Jack Meyerson
c/o Debora A. O'Neill
Re: Loewen v. Twin Laboratories Inc.;
Twinlab Corporation

The Beasley Firm                                      5/18/2002                X            X           X        Unknown
c/o James McHugh, Esq.
c/o Scott Levensten, Esq.
Re: McMillan, et ux. v. Twinlab
Corporation; Twin Laboratories Inc.

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

          ATTACHMENT F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

           CREDITOR'S NAME                               ADDRESS                    CITY         STATE   ZIP CODE   CODEBTOR
----------------------------------------------------------------------------------------------------------------------------
Bozeman, Jenkins & Matthews, PA              114 East Gregory Street P.O.      Pensacola           FL   32591-3105     X
c/o J. Andrew Talbert                        Box 13105
Re: Michalowski v. Twinlab Corporation;
Twin Laboratories Inc.

Robinson, Calcagnie & Robinson               620 Newport Center Drive, 7th     Newport Beach       CA      92660
c/o John C. Thornton                         floor
c/o Mark P. Robinson, Jr.
c/o Sharon J. Arkin
Re: Nagel v. Twinlab Corporation

Kramer & Dunleavy, LLP                       350 Broadway, Suite 1100          New York            NY      10013       X
c/o Lenore Kramer
Re: Petrovich v. Twinlab Corporation; Twin
Laboratories Inc.

Morgan, Lewis & Bockius, LLP                 101 Park Avenue                   New York            NY      10178       X
c/o John M. Calimafde
c/o Philip C. Canelli
Re: Riley v. Twinlab Corporation; Twin
Laboratories Inc.

Andrews & Thornton                           820 North Parton, 2nd Floor       Santa Ana           CA      92701       X
c/o John C. Thornton, Esq.
Re: Rodriguez, Irma v. Twinlab Corporation;
Twin Laboratories Inc.

Early, Ludwick, Sweeney & Strauss            360 Lexington Avenue, 20th Floor  New York            NY      10017       X
c/o Ethan Early, Esq.
Re: Rodriguez, Ronnie v. Twinlab
Corporation; Twin Laboratories Inc.

Morgan, Lewis & Bockius, LLP                 101 Park Avenue                   New York            NY      10178       X
c/o John M. Calmafde, Esq.
c/o Philip C. Canelli, Esq.
Re: Smith, Tiffany v. Twin Laboratories
Inc.; Twinlab Corporation

                                                DATE CLAIM WAS INCURRED
                                                 AND CONSIDERATION FOR
                                              CLAIM, IF CLAIM IS SUBJECT                                        AMOUNT OF
           CREDITOR'S NAME                       TO SETOFF, SO STATE      CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
--------------------------------------------------------------------------------------------------------------------------
Bozeman, Jenkins & Matthews, PA                       7/11/2001                X            X           X        Unknown
c/o J. Andrew Talbert
Re: Michalowski v. Twinlab Corporation;
Twin Laboratories Inc.

Robinson, Calcagnie & Robinson                        5/31/2001                X            X           X        Unknown
c/o John C. Thornton
c/o Mark P. Robinson, Jr.
c/o Sharon J. Arkin
Re: Nagel v. Twinlab Corporation

Kramer & Dunleavy, LLP                                4/4/2002                 X            X           X        Unknown
c/o Lenore Kramer
Re: Petrovich v. Twinlab Corporation; Twin
Laboratories Inc.

Morgan, Lewis & Bockius, LLP                          8/29/2001                X            X           X        Unknown
c/o John M. Calimafde
c/o Philip C. Canelli
Re: Riley v. Twinlab Corporation; Twin
Laboratories Inc.

Andrews & Thornton                                    5/29/2001                X            X           X        Unknown
c/o John C. Thornton, Esq.
Re: Rodriguez, Irma v. Twinlab Corporation;
Twin Laboratories Inc.

Early, Ludwick, Sweeney & Strauss                     1/12/2002                X            X           X        Unknown
c/o Ethan Early, Esq.
Re: Rodriguez, Ronnie v. Twinlab
Corporation; Twin Laboratories Inc.

Morgan, Lewis & Bockius, LLP                           4/2000                  X            X           X        Unknown
c/o John M. Calmafde, Esq.
c/o Philip C. Canelli, Esq.
Re: Smith, Tiffany v. Twin Laboratories
Inc.; Twinlab Corporation

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

          ATTACHMENT F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

           CREDITOR'S NAME                               ADDRESS                    CITY         STATE   ZIP CODE   CODEBTOR
----------------------------------------------------------------------------------------------------------------------------
Rider, Thomas, Cleaveland, Ferris &          Post Office Box 1791              Roanoke             VA      24008       X
Eakin, PC
c/o William H. Cleaveland, Esq.
Re: Wachovia Bank, Administrator of the
Estate of Susan Hale Young v. Twinlab
Corporation; Twin Laboratories Inc.

Beasley, Allen, Crow, Methvin, Portis &      218 Commerce Street, Post Office  Montgomery          AL   36103-4160     X
Miles, PC                                    Box 4160
c/o David F. Miceli
Re: White v. Twinlab Corporation; Twin
Laboratories Inc.

Law Offices of Ian L. Mattoch                Pacific Guardian Center 737       Honolulu            HI      96813       X
c/o Ian L. Mattoch                           Bishop Street, Suite 1835
c/o Stuart M. Kodish
Re: Dicus et al. v. Twinlab Corporation;
Twin Laboratories Inc.

Schiffrin & Barroway, LLP                    Three Bala Plaza East, Suite 400  Bala Cynwyd         PA      19004
c/o Scott K. Johnson
Re: Sallis et al. v. Twinlab Corporation

The Beasley Firm                             1125 Walnut Street                Philadelphia        PA      19107       X
c/o James McHugh, Esq.
c/o Scott Levensten, Esq.
Re: Rawert v. Twinlab Corporation; Twin
Laboratories Inc.

Gardner, Middlebrooks, Gibbons &             Suite 400, McAdory Building       Birmingham          AL      35203
Kittrell, PC                                 2013 1st Avenue North
c/o Samuel M. Hill
c/o S.C. Middlebrooks
Re: Bryson v. Twinlab Corporation

                                                DATE CLAIM WAS INCURRED
                                                 AND CONSIDERATION FOR
                                              CLAIM, IF CLAIM IS SUBJECT                                        AMOUNT OF
           CREDITOR'S NAME                       TO SETOFF, SO STATE      CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
--------------------------------------------------------------------------------------------------------------------------
Rider, Thomas, Cleaveland, Ferris &                   6/12/1999                X            X           X        Unknown
Eakin, PC
c/o William H. Cleaveland, Esq.
Re: Wachovia Bank, Administrator of the
Estate of Susan Hale Young v. Twinlab
Corporation; Twin Laboratories Inc.

Beasley, Allen, Crow, Methvin, Portis &                3/2003                  X            X           X        Unknown
Miles, PC
c/o David F. Miceli
Re: White v. Twinlab Corporation; Twin
Laboratories Inc.

Law Offices of Ian L. Mattoch                         9/10/1999                X            X           X        Unknown
c/o Ian L. Mattoch
c/o Stuart M. Kodish
Re: Dicus et al. v. Twinlab Corporation;
Twin Laboratories Inc.

Schiffrin & Barroway, LLP                             7/10/2003                X            X           X        Unknown
c/o Scott K. Johnson
Re: Sallis et al. v. Twinlab Corporation

The Beasley Firm                                      8/8/2002                 X            X           X        Unknown
c/o James McHugh, Esq.
c/o Scott Levensten, Esq.
Re: Rawert v. Twinlab Corporation; Twin

Laboratories Inc.
Gardner, Middlebrooks, Gibbons &                      8/28/2001                X            X           X        Unknown
Kittrell, PC
c/o Samuel M. Hill
c/o S.C. Middlebrooks
Re: Bryson v. Twinlab Corporation

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

          ATTACHMENT F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

           CREDITOR'S NAME                               ADDRESS                    CITY         STATE   ZIP CODE   CODEBTOR
----------------------------------------------------------------------------------------------------------------------------
Wechsler Harwood Halebian & Feffer LLP       488 Madison Avenue                New York            NY      10022       X
c/o Robert I. Harwood
c/o Frederick W. Gerkens
c/o Thomas J. Harrison
Re: Emmick v. Blechman, Twinlab
Corporation, et al.

Milberg Weiss Bershad Hynes & Lerach LLP     One Pennsylvania Plaza, 49th Fl.  New York            NY      10119
c/o Robert Pl Sugarman, Esq.
c/o Samuel H. Rudman, Esq.
Re: In Re Twinlab Corporation Securities
Litigation

Thomas Pietrantonio, PC                      334 Mail Street                   Port Washington     NY      11050       X
c/o Thomas Pietrantonio, Esq.
Re: Stainkamp v. Twinlab Corporation; Twin
Laboratories Inc.

Oshmann & Mirisola, LLP                      90 William Street, 6th Floor      New York            NY      10038       X
c/o Sharon Elmaleh-Schoenmand
c/o Theodore Oshman
Re: Hawkinson v. Twin Laboratories Inc;
Twinlab Corporation

                                                DATE CLAIM WAS INCURRED
                                                 AND CONSIDERATION FOR
                                              CLAIM, IF CLAIM IS SUBJECT                                        AMOUNT OF
           CREDITOR'S NAME                       TO SETOFF, SO STATE      CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
--------------------------------------------------------------------------------------------------------------------------
Wechsler Harwood Halebian & Feffer LLP                6/26/2001                X            X           X        Unknown
c/o Robert I. Harwood
c/o Frederick W. Gerkens
c/o Thomas J. Harrison
Re: Emmick v. Blechman, Twinlab
Corporation, et al.

Milberg Weiss Bershad Hynes & Lerach LLP              5/14/1999                X            X           X        Unknown
c/o Robert Pl Sugarman, Esq.
c/o Samuel H. Rudman, Esq.
Re: In Re Twinlab Corporation Securities
Litigation

Thomas Pietrantonio, PC                               2/10/2000                X            X           X        Unknown
c/o Thomas Pietrantonio, Esq.
Re: Stainkamp v. Twinlab Corporation; Twin
Laboratories Inc.

Oshmann & Mirisola, LLP                                5/2002                  X            X           X        Unknown
c/o Sharon Elmaleh-Schoenmand
c/o Theodore Oshman
Re: Hawkinson v. Twin Laboratories Inc;
Twinlab Corporation
                                                                          TOTAL                               $ 74,213,411

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

              SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

    [X] Check this box if debtor has no executory contracts or unexpired leases.

          NAME AND MAILING              TYPE OF CONTRACT (STATE         NON-
ADDRESS INCLUDING ZIP CODE, OF OTHER     CONTRACT NUMBER OF ANY     RESIDENTIAL                     NATURE OF
    PARTIES TO LEASE OR CONTRACT          GOVERNMENT CONTRACT)     REAL PROPERTY    LOCATION    DEBTOR'S INTEREST
-----------------------------------------------------------------------------------------------------------------

                                   Schedule G

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                             SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signors. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

    [ ] Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR                                         NAME AND ADDRESS OF CREDITOR
---------------------------------------------------------------------------------------------------------------------
Twin Laboratories Inc.                       US Bank Corporate Trust Services, as Indenture
   150 Motor Parkway, Suite 210                 Trustee
   Hauppauge, NY 11788                          P.O. Box 778
                                                Boston, MA 02102-0778

Twin Laboratories Inc.                       The CIT Group/Business Credit, Inc., as Agent
   150 Motor Parkway, Suite 210                 and Lender
   Hauppauge, NY 11788                          1211 Avenue of the Americas
                                                New York, NY 10036

Twin Laboratories Inc.                       Congress Financial (1)
   150 Motor Parkway, Suite 210                 150 S. Wacker Drive, Suite 2200
   Hauppauge, NY 11788                          Chicago, IL 60606

Twin Laboratories Inc.                       GMAC Commercial Finance (1)
   150 Motor Parkway, Suite 210                 3000 Town Center, Suite 280
   Hauppauge, NY 11788                          Southfield, MI 48075

Twin Laboratories Inc.                       Blechmans (2)
   150 Motor Parkway, Suite 210                 150 Motor Parkway, Suite 210
   Hauppauge, NY 11788                          Hauppauge, NY 11788

Twin Laboratories Inc.                       Wallace, Chapa & Associates
   150 Motor Parkway, Suite 210                 c/o Henry H. Wallace, Esq.
   Hauppauge, NY 11788                          Re: Bonner, et al. Twinlab Corporation; Twin Laboratories Inc.
                                                2220 Grant Building
                                                Pittsburgh, PA 15219

Twin Laboratories Inc.                       Stepp & Sullivan, P.C.
   150 Motor Parkway, Suite 210                 c/o Jad J. Stepp
   Hauppauge, NY 11788                          c/o Kenneth R. Baird
                                                Re: Brewer Knight v. Twin Laboratories Inc.; Twinlab Corporation
                                                1010 Lamar, Suite 810
                                                Houston, TX 77002

Twin Laboratories Inc.                       Early, Ludwick, Sweeney & Strauss
   150 Motor Parkway, Suite 210                 c/o Ethan Early, Esq.
   Hauppauge, NY 11788                          Re: Hoak v. Twinlab Corporation; Twin Laboratories Inc.
                                                360 Lexington Avenue, 20th Floor
                                                New York, NY 10017

                                   Schedule H

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                             SCHEDULE H - CODEBTORS

NAME AND ADDRESS OF CODEBTOR                                         NAME AND ADDRESS OF CREDITOR
---------------------------------------------------------------------------------------------------------------------
Twin Laboratories Inc.                       The Sharp Firm
   150 Motor Parkway, Suite 210                 c/o Lance D. Sharp, Esq.
   Hauppauge, NY 11788                          c/o Laura Bellegie Sharp, Esq.
                                                c/o Jaml K. Alsaffar, Esq.
                                                Re: Houghton et al. v. Twinlab Corporation; Twin Laboratories Inc.
                                                3701 North Lamar, Suite 302
                                                Austin, TX 78705

Twin Laboratories Inc.                       Morgan, Lewis & Bockius, LLP
   150 Motor Parkway, Suite 210                 c/o John M. Calmafde, Esq.
   Hauppauge, NY 11788                          c/o Philip C. Canelli, Esq.
                                                Re: Joyner-Wiggins v. Twinlab Corporation; Twin Laboratories Inc.
                                                101 Park Avenue
                                                New York, NY 10178

Twin Laboratories Inc.                       Brescoll & Associates, P.C.
   150 Motor Parkway, Suite 210                 Re: Loewen v. Twin Laboratories Inc.; Twinlab
   Hauppauge, NY 11788                          Corporation
                                                222 Merrill
                                                Birmingham, Michigan 48009

Twin Laboratories Inc.                       Law Offices of Jack Meyerson
   150 Motor Parkway, Suite 210                 c/o Jack Meyerson
   Hauppauge, NY 11788                          c/o Debora A. O'Neill
                                                Re: Loewen v. Twin Laboratories Inc.; Twinlab Corporation
                                                1700 Market Street, Suite 2632
                                                Philadelphia, PA 19103

Twin Laboratories Inc.                       The Beasley Firm
   150 Motor Parkway, Suite 210                 c/o James McHugh, Esq.
   Hauppauge, NY 11788                          c/o Scot Levensten, Esq.
                                                Re: McMillan, et ux. v. Twinlab Corporation; Twin Laboratories Inc.
                                                1125 Walnut Street
                                                Philadelphia, PA 19107

Twin Laboratories Inc.                       Bozeman, Jenkins & Matthews, PA
   150 Motor Parkway, Suite 210                 c/o J. Andrew Talbert
   Hauppauge, NY 11788                          Re: Michalowski v. Twinlab Corporation; Twin Laboratories Inc.
                                                114 East Gregory Street
                                                P.O. Box 13105
                                                Pensacola, FL 32591-3105

Twin Laboratories Inc.                       Kramer & Dunleavy, LLP
   150 Motor Parkway, Suite 210                 c/o Lenore Kramer
   Hauppauge, NY 11788                          Re: Petrovich v. Twinlab Corporation; Twin Laboratories Inc.
                                                350 Broadway, Suite 1100
                                                New York, NY 10013

                                   Schedule H

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                             SCHEDULE H - CODEBTORS

NAME AND ADDRESS OF CODEBTOR                                         NAME AND ADDRESS OF CREDITOR
---------------------------------------------------------------------------------------------------------------------
Twin Laboratories Inc.                       Morgan, Lewis & Bockius, LLP
   150 Motor Parkway, Suite 210                 c/o John M. Calimafde
   Hauppauge, NY 11788                          c/o Philip C. Canelli
                                                Re: Riley v. Twinlab Corporation; Twin Laboratories Inc.
                                                101 Park Avenue
                                                New York, NY 10178

Twin Laboratories Inc.                       Andrews & Thornton
   150 Motor Parkway, Suite 210                 c/o John C. Thornton, Esq.
   Hauppauge, NY 11788                          Re: Rodriguez, Irma v. Twinlab Corporation; Twin Laboratories Inc.
                                                820 North Parton, 2nd Floor
                                                Santa Ana, CA 92701

Twin Laboratories Inc.                       Early, Ludwick, Sweeney & Strauss
   150 Motor Parkway, Suite 210                 c/o Ethan Early, Esq.
   Hauppauge, NY 11788                          Re: Rodriguez, Ronnie v. Twinlab Corporation; Twin Laboratories Inc.
                                                360 Lexington Avenue, 20th Floor
                                                New York, NY 10017

Twin Laboratories Inc.                       Morgan, Lewis & Bockius, LLP
   150 Motor Parkway, Suite 210                 c/o John M. Calmafde, Esq.
   Hauppauge, NY 11788                          c/o Philip C. Canelli, Esq.
                                                Re: Smith, Tiffany v. Twin Laboratories Inc.; Twinlab Corporation
                                                101 Park Avenue
                                                New York, New York 10178

Twin Laboratories Inc.                       Rider, Thomas, Cleaveland, Ferris & Eakin, PC
   150 Motor Parkway, Suite 210                 c/o William H. Cleaveland, Esq.
   Hauppauge, NY 11788                          Re: Wachovia Bank, Administrator of the Estate of Susan Hale Young v.
                                                Twinlab Corporation; Twin Laboratories Inc.
                                                Post Office Box 1791
                                                Roanoke, VA 24008

Twin Laboratories Inc.                       Beasley, Allen, Crow, Methvin, Portis & Miles, PC
   150 Motor Parkway, Suite 210                 c/o David F. Miceli
   Hauppauge, NY 11788                          Re: White v. Twinlab Corporation; Twin Laboratories Inc.
                                                218 Commerce Street
                                                Post Office Box 4160
                                                Montgomery, AL 36103-4160

Twin Laboratories Inc.                       Law Offices of Ian L. Mattoch
   150 Motor Parkway, Suite 210                 c/o Ian L. Mattoch
   Hauppauge, NY 11788                          c/o Stuart M. Kodish
                                                Re: Dicus et al. v. Twinlab Corporation; Twin Laboratories Inc.
                                                Pacific Guardian Center
                                                737 Bishop Street, Suite 1835
                                                Honolulu, HI 96813

                                   Schedule H

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtor                                                                Chapter 11

                             SCHEDULE H - CODEBTORS

NAME AND ADDRESS OF CODEBTOR                                         NAME AND ADDRESS OF CREDITOR
---------------------------------------------------------------------------------------------------------------------
Twin Laboratories Inc.                       The Beasley Firm
   150 Motor Parkway, Suite 210                 c/o James McHugh, Esq.
   Hauppauge, NY 11788                          c/o Scott Levensten, Esq.
                                                Re: Rawert v. Twinlab Corporation; Twin Laboratories Inc.
                                                1125 Walnut Street
                                                Philadelphia, PA 19107

Twin Laboratories Inc.                       Wechsler Harwood Halebian & Feffer LLP
   150 Motor Parkway, Suite 210                 c/o Robert I. Harwood
   Hauppauge, NY 11788                          c/o Frederick W. Gerkens
                                                c/o Thomas J. Harrison
                                                Re: Emmick v. Blechman, Twinlab Corporation, et al.
                                                488 Madison Avenue
                                                New York, NY 10022

Twin Laboratories Inc.                       Thomas Pietrantonio, PC
   150 Motor Parkway, Suite 210                 c/o Thomas Pietrantonio, Esq.
   Hauppauge, NY 11788                          Re: Stainkamp v. Twinlab Corporation; Twin Laboratories Inc.
                                                334 Mail Street
                                                Port Washington, NY 11050

Twin Laboratories Inc.                       Oshman & Mirisola, LLP
   150 Motor Parkway, Suite 210                 c/o Sharon Elmaleh-Schoenmand
   Hauppauge, NY 11788                          c/o Theodore Oshman
                                                Re: Hawkinson v. Twin Laboratories Inc.; Twinlab Corporation
                                                90 William Street, 6th Floor
                                                New York, New York 10038

Twin Laboratories (UK) Ltd.                  US Bank Corporate Trust Services, as Indenture
   1 Coton Road                                 Trustee
   Walton on Trent                              P.O. Box 778
   South Derbyshire                             Boston, MA 02102-0778
   Derbyshire DE12 8NC
   United Kingdom

(1) Congress Financial and GMAC Commercial Finance are both participants in the financing agreement, dated March 29, 2001, administered by The CIT Group/Business Credit Inc.

(2) The Blechmans include: Ross Blechman, Linda Blechman, Dean Blechman, Sharon Blechman, Brian Blechman, Robin Blechman, Steve Blechman, Elyse Blechman, Neil Blechman, and Helena Blechman.

                                   Schedule H